SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 October 6, 2004

                              KANSAS CITY SOUTHERN
               (Exact name of company as specified in its charter)


             DELAWARE                 1-4717                 44-0663509
  (State or other jurisdiction (Commission file number)     (IRS Employer
          of incorporation)                              Identification Number)


                427 West 12th Street, Kansas City, Missouri 64105
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                (816) 983 - 1303


                                 Not Applicable
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Kansas City Southern is filing, pursuant to Rule 14a-12, the information set forth below which was furnished in a press release. Although we do not believe this is soliciting material under Rule 14a-12, we are disclosing this information in an abundance of caution.


Item 8.01 Other Events


KCS is filing under Item 8.01 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the KCS news release, dated October 6, 2004, announcing that Mexico's Foreign Investment Commission ("FIC") has notified KCS of its approval of KCS' new application for authority to acquire TMM's interest in TFM, S.A. de C.V. ("TFM"). TFM is a major freight rail carrier in Mexico. The approval of the FIC is necessary for a foreign company to become a majority owner of a Mexican railway company and will remain valid until October 5, 2005.


Item 9.01.       Financial Statements and Exhibits

(c) Exhibits

                 Exhibit No.         Document
                 (99)                Additional Exhibits

                 99.1 Press Release issued jointly by Kansas City Southern and Grupo TMM dated
                                     October 6, 2004 entitled, "Kansas City
                                     Southern and Grupo TMM Receive Approval
                                     From Mexican Foreign Investment
                                     Commission," is attached hereto as
                                     Exhibit 99.1


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Kansas City Southern


Date: October 7, 2004            By:           /s/ James S. Brook
                                    -------------------------------------------
                                                 James S. Brook
                                         Vice President and Comptroller
                                         (Principal Accounting Officer)